Exhibit 10.8(b)


                   AMENDMENT TO TRANSITION SERVICES AGREEMENT


         THIS AMENDMENT ("AMENDMENT") TO THE TRANSITION SERVICES AGREEMENT, dated as of December 29, 1999, by and between ARCH CHEMICALS, INC., a Virginia corporation ("ARCH"), and OLIN CORPORATION, a Virginia corporation ("OLIN").

                                   WITNESSETH:

         WHEREAS, ARCH and OLIN have entered into a Transition Services Agreement, dated as of February 8, 1999, as amended (the "Transition Services Agreement"), in connection with the spinoff of ARCH from OLIN; and

         WHEREAS, the parties desire to amend and extend certain of the ARCH Services and OLIN Services that are called to be provided under the Transition Services Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OLIN and ARCH agree as follows:

         1. Unless otherwise defined in this Amendment, capitalized terms utilized herein have the meanings assigned to them in the Transition Services Agreement.

         2. The following exhibits contained in the Transition Services Agreement are hereby amended prospectively to read in their entirety effective January 1, 2000 as attached hereto:

            EXHIBIT           NAME OF SERVICE
            -------           ---------------

               A       Administration (Account #401)

               A       Automotive (Account #402)

               A       Mail pickup and delivery/shipping and receiving (Account
                       #405)

               A       Catering and Pantry Services  (formerly Cafeteria)
                       (Account #407)

               A       Environmental Remediation Consultation by Dr. L. Wikstrom

               A       Medical Services for 501 Merritt 7

               B       Tax

               B       Payroll Processing & Distribution

               B Research and Development support from Metals Research Laboratories ("MRL")

               B       Executive Compensation Administration

               B       Public Affairs and Investor Relations

         The following exhibits contained in the Transition Services Agreement are deleted in their entirety effective January 1, 2000:

            EXHIBIT           NAME OF SERVICE
            -------           ---------------

               A       Purchasing

               A       Laboratory Services

               B       PeopleSoft Processing

               B       Labor & Employee Relations Consulting

Notwithstanding any longer term originally provided for the Services described in each such deleted exhibit, the parties acknowledge and agree that the Services described in each such deleted exhibit shall be terminated as of January 1, 2000, and waive any non-compliance with any notice provisions of the Transition Services Agreement relating to termination of such Service.

         3. All ideas, improvements, inventions or other intellectual property conceived or developed by OLIN in the performance of work under the Transition Services Agreement after February 7, 1999 for ARCH in connection with the Service referred to in Exhibit B Research and Development support from Metal Research Laboratories shall become the exclusive property of ARCH and any ideas or developments accruing therefrom shall be fully disclosed to ARCH and may be dealt with by ARCH without payment of any consideration other than as specified in such Exhibit B; provided, however, that OLIN (and any entity controlled by OLIN or in which OLIN owns 50% or more of an ownership interest) shall have a continuing, fully paid up, perpetual license to use any such ideas, improvements, inventions or other intellectual property (the "Technology") solely in its internal manufacturing process for OLIN products (including toll manufacturing by OLIN of OLIN products for others) and in its research and development efforts for OLIN products, provided further in each case, such use is neither within the field of microelectronic chemicals nor as a chemical mechanical planarization or stripper product ("Technology License"). Under such license, OLIN shall be entitled to grant further sublicenses and/or transfer such license to one or more persons, in each case solely in connection with the transfer of all or a portion of OLIN's business if the Technology so licensed is used or useful in such OLIN business at the time of such transfer. Such sublicensee or transferee shall be subject to the restrictions contained in the original Technology License. OLIN and ARCH further agree to execute all papers and documents reasonably requested by the other party, at no out-of-pocket-cost to the party of whom the request is made, necessary to, respectively: (i) vest title to such ideas, developments, information, data, improvements and inventions in ARCH and to enable ARCH to apply for and obtain Letters Patents thereon and (ii) further evidence the license granted hereunder in OLIN and its permitted sublicensees or transferees. Following any sublicense or transfer permitted by this paragraph, OLIN shall give ARCH prompt notice thereof along with a copy of the sublicence or transfer agreement as the case may be.

         4. All documents, including but not limited to hard copies of documents, video tapes, audio tapes, CD ROMs, floppy disks and documents embodied in any other electronic format, which are prepared by Provider for Customer in connection with a Service, or under Provider's direction for Customer in connection with a Service, which contain information supplied by Customer or are based on information supplied by Customer, and all documents provided to Provider by Customer in connection with any Service shall be the sole and exclusive property of Customer. All such documents and copies of such documents shall be forwarded promptly to Customer upon Customer's reasonable request without charge.

         5. Except as amended by this Amendment, the Transition Services Agreement shall remain unaffected and in full force and effect.

         6. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                 OLIN CORPORATION


                                 By:    /S/JOHNNIE M. JACKSON, JR.
                                        --------------------------
                                        Johnnie M. Jackson, Jr.
                                        Vice President, General Counsel
                                           and Secretary

                                 ARCH CHEMICALS, INC.


                                 By:    /S/SARAH A. O'CONNOR
                                        --------------------------
                                        Sarah A. O'Connor
                                        Vice President, General Counsel
                                           and Secretary

Focus Team: Admin


                                    EXHIBIT A
                              ARCH SERVICES TO OLIN
                              ---------------------



NAME OF SERVICE:                           Administration (Account #401)

ARCH DEPARTMENT PROVIDING SERVICE:         Facility Services

LOCATION OF PROVIDER:                      Norwalk

OLIN DEPARTMENT RECEIVING SERVICE:         Various

LOCATION OF RECEIVER:                      Norwalk

DESCRIPTION:                               Services include receptionist,
                                           safety, fleet cars, general building
                                           maintenance and other administrative
                                           services (including winding up of
                                           cafeteria operations and equipment
                                           disposal).

TERM:                                      Ends no later than December 31, 2000.

MONTHLY FEE: (35% $81,412/YR.              $6,784

ADDITIONAL CHARGES:                        $0

Focus Team:  Admin


                                    EXHIBIT A
                              ARCH SERVICES TO OLIN
                              ---------------------

NAME OF SERVICE:                           Automotive (Account #402)

ARCH DEPARTMENT
PROVIDING SERVICE:                         Facility Services

LOCATION OF PROVIDER:                      Norwalk

OLIN DEPARTMENT
RECEIVING SERVICE:                         Various

LOCATION OF RECEIVER:                      Norwalk

DESCRIPTION:                               Lease two (2) chauffeur Cadillac, one
                                           (1) Tahoe and one (1) van. Includes
                                           repairs, gas and car phones. Board
                                           meeting car travel arrangements.
                                           Chauffeur driven eligibility
                                           scheduling.

TERM:                                      Ends no later than December 31, 2000.

MONTHLY FEE:  (50% $139,209/yr)            $11,600.75

ADDITIONAL CHARGES:                        $0

Focus Team:  Admin


                                    EXHIBIT A
                              ARCH SERVICES TO OLIN
                              ---------------------


NAME OF SERVICE:                           Mail pickup and delivery/shipping and
                                           receiving (Account #405)

ARCH DEPARTMENT
PROVIDING SERVICE:                         Facility Services

LOCATION OF PROVIDER:                      Norwalk

OLIN DEPARTMENT
RECEIVING SERVICE:                         Various

LOCATION OF RECEIVER:                      Norwalk

DESCRIPTION:                               Provide post office pickup daily and
                                           interoffice pickup and delivery.
                                           Includes rental and maintenance of
                                           mailroom equipment and copy paper
                                           supply and delivery. Shipping and
                                           receiving--general courier services.
                                           Special projects: burst, fold,
                                           insert. Postage meter operation.

TERM:                                      Ends no later than December 31, 2000.

MONTHLY FEE:  (35% $110,850/yr)            $9,237.50

ADDITIONAL CHARGES:                        $0

Focus Team: Admin


                                    EXHIBIT A
                              ARCH SERVICES TO OLIN
                              ---------------------



NAME OF SERVICE:                           Catering & Pantry Services (Account
                                           #407)

ARCH DEPARTMENT PROVIDING SERVICE:         Facility Services

LOCATION OF PROVIDER:                      Norwalk

OLIN DEPARTMENT RECEIVING SERVICE:         Various

LOCATION OF RECEIVER:                      Norwalk

DESCRIPTION:                               Providing catering services as needed
                                           and pantry service daily. Excludes
                                           cost of each catered event, which is
                                           a direct charge.

TERM:                                      Ends no later than December 31, 2000.

MONTHLY FEE: (35% $22,750/YR.              $1,895

ADDITIONAL CHARGES:                        $0

Focus Team:  EH&S


                                    EXHIBIT A
                              ARCH SERVICES TO OLIN
                              ---------------------

NAME OF SERVICE:                     Environmental Remediation Consultation by
---------------                      Dr. L. Wikstrom


ARCH DEPARTMENT PROVIDING SERVICES:  ARCH - Environmental Hygiene and Toxicology
-----------------------------------

LOCATION OF PROVIDER:                Norwalk
---------------------

OLIN DEPARTMENT RECEIVING SERVICES:  OLIN - Environmental Remediation Group
----------------------------------
LOCATION OF RECEIVER:                Wilmington, MA
--------------------

DESCRIPTION:                         1.  Provide consulting services
------------                             regarding water chemicals and treatment
                                         at Wilmington.

                                     2.  Continue review of Town Wells and
                                         Sentinel Wells analyses.

                                     3.  Interface with Town of Wilmington Water
                                         Treatment personnel on water chemistry,
                                         analysis and contingency treatment
                                         upgrades.

                                     4.  Assist in design, implementation and
                                         review of IRA Pilots

                                     5.  Provide consulting services and act as
                                         expert witness for cost recovery trial.

                                     Time to be sent for services shall not be more than the amount reflected on page two hereof.

TERM:                                Ends no later than 12/31/00
----

MONTHLY BASE FEE:                     $ 2,583/month
-----------------

ADDITIONAL CHARGES:                   $ 0
-------------------

Town Wells                          12 events        1/2 day              6
         Follow up                    6 of 12           1 day             6
Sentiniel wells                       4 events          1 day             4
         Follow up                    3 of 4            1 day             3

Town Water treatment
         Assessments
         Modifications
         Upgrades                                      5 days             5

Plant "B"                                              4 days             4

IRA's
         Plant "B"  Bio Pilot                           8 days            8
         West Ditch Bio                                 4 days            4
         DAPL Stabilization                             2 days            2

Interface on Phase III water treatment
         Projects                                       5 days

Conference calls             8                      1/2 day each          8
Site Team Meetings           4                                            4

Non Routine analysis                                                      8

Focus Team:  EH&S

                                    EXHIBIT A

                              ARCH SERVICES TO OLIN
                              ---------------------


NAME OF SERVICE:               Medical Services for 501 Merritt 7
---------------

ARCH Department
PROVIDING SERVICE:             Medical
------------------

LOCATION OF PROVIDER:          Norwalk
---------------------

OLIN Department
RECEIVING SERVICE:             EH&S (Olin Norwalk Employees)
-----------------

LOCATION OF RECEIVER:          Norwalk
---------------------

DESCRIPTION:                   Supply medical services in-house to Olin
-----------                    employees located in Norwalk.

TERM:                          The term will be from January 1, 2000 through
-----                          December 31, 2000. Thereafter, the Parties may
                               elect to enter into a separate agreement on mutually agreed terms for the provision of medical services for an additional period of time.

MONTHLY FEE:                   $10,791 per month.
-----------

ADDITIONAL CHARGES:            $0
------------------

Focus Team:       TAX SERVICES

                                    EXHIBIT B
                              OLIN SERVICES TO ARCH
                              ---------------------


NAME OF SERVICE:                        Tax
----------------

OLIN DEPARTMENT PROVIDING SERVICE:      Tax
----------------------------------

LOCATION OF PROVIDER:                   Norwalk, CT
--------------------

ARCH DEPARTMENT RECEIVING SERVICE:      Tax
----------------------------------

LOCATION OF RECEIVER:                   Norwalk, CT
--------------------

DESCRIPTION:                            Compliance Services. Actual preparation
-----------                             and filing of any tax returns, licenses,
                                        permits and related extension requests
                                        and/or payments (estimated and actual).

TERM:                                   Ends no later than 4/30/2000
----

MONTHLY BASE FEE:                       $0
----------------

ADDITIONAL CHARGES:                     Compliance Services:  $250/hour

                                    EXHIBIT B
                              OLIN SERVICES TO ARCH
                              ---------------------

                     OLIN PAYROLL SERVICES TO ARCH CHEMICALS
                     ---------------------------------------

Name of Service:                         Payroll Processing & Distribution

Olin Dept. providing
Service to Arch Chemicals:               Corporate Payroll Department

Location of Provider:                    East Alton

Arch Dept. Receiving Service:            Entire Company

Locations of Receiver:                   Various

Description:                             Provide routine processing of employee
                                         payroll and distribution of pay
                                         checks/EFT receipts utilizing the
                                         PeopleSoft Payroll module.

Term:                                    Anticipated to end by 7/31/2000, but in
                                         no case beyond 12/31/2000.

Monthly Base Fee:                        $15,257 (See attached memo)

Additional Charges for
Additional Services Provided
by Olin Corporation:                     To be negotiated on an as-needed basis

Additional Charges for
Additional Software
Licensing:                               All additional licensing costs will be
                                         paid by Arch Chemical

All Charges for
Ceridian Tax Services
For Arch Chemicals:                      All invoices to be paid by Arch
                                         Chemicals

All Charges for Services
Related to PeopleSoft:                   To be negotiated on an as-needed basis

TO: Tony Sandonato          Arch Chemicals                   December 8, 1999

FR: Dennis McGough          Olin Corporation                 C.C.: Rose Gibson

RE: Payroll Services for Arch Chemicals for 2000

This memo confirms our discussions regarding payroll services for Arch Chemicals beyond 1999.

For 1999, Olin Corporation has been charging Arch Chemicals $18,000/month for normal payroll services, including the processing and distribution of all normal payrolls (approximately 67 individual payrolls per month), a once-per-year special payroll (annual bonuses, etc.), a reasonable number of special check requests, tax withholding and distribution services and W2 preparation and distribution. Ceridian Tax Service was paid directly by Arch Chemicals.

Arch would like to continue our payroll services arrangement through the year 2000 because of concerns with potential Y2K issues, (including leap year issues) that may arise. **For 2000, the fee to Arch Chemicals would be $15,257/month, which represents a 3.9% increase over 1999 plus modifications to the payroll process stated in the footnote below. This fee arrangement ANTICIPATES THE SAME LEVEL OF SERVICE as 1999. Therefore, it does not include the monthly fee to Ceridian Tax Service. This fee will be paid to the vendor directly from Arch Chemicals. Also, it does not include the costs related to PeopleSoft, which will be billed separately. We anticipate that an outside consultant will complete the PeopleSoft year-end work. Olin Corporation will bill you the costs it incurs to complete this activity. If, as we have discussed, you are able to reduce the number of payrolls processed each month, Arch Chemicals will enjoy a negotiated reduction in fees, commensurate with the level of decrease. If the number of payrolls increases, the fee will increase commensurate with the increase. Fees for special services not within the scope of this agreement will be negotiated at the time these services are requested.

Olin Corporation or Arch Chemicals may terminate this agreement upon three months written notice to the other. If this agreement is terminated prior to the end of a calendar year, Olin Corporation agrees to provide all necessary year-end payroll processing services reflecting transactions through the date of termination and contract for necessary PeopleSoft year-end services, provided that Arch Chemicals agrees to pay the appropriate fees for both services.

If the foregoing is agreeable to you, please indicate by signing this memo below. These changes will be incorporated into the Payroll Processing & Distribution Services section of the Olin/Arch Transition Services Agreement.

**THIS NEW MONTHLY CHARGE IS BASED ON PENDING CHANGES IN CURRENT PAYROLL PROCESSING. THIS REPRESENTS THE PROPOSED CHANGE OF WEEKLY TO BI-WEEKLY FOR 4 PAYROLLS. IT ALSO REPRESENTS A 75% REDUCTION IN PRINTING AND POSTAGE CHARGES FOR EFT STATEMENTS.

                                    EXHIBIT B
                              OLIN SERVICES TO ARCH
                              ---------------------



NAME OF SERVICE:                    Research & Development support from Metals
----------------                    Research Laboratories ("MRL")

OLIN Department
PROVIDING SERVICE:                  MRL
-----------------

LOCATION OF PROVIDER:               New Haven
---------------------

ARCH Department
RECEIVING SERVICE:                  Semiconductor Photopolymers
------------------

LOCATION OF RECEIVER:               Various
---------------------

DESCRIPTION:                        Continued research & development activities
------------                        related to the chemical mechanical
                                    planarization ("CMP") in support of
                                    photopolymer group.

TERM:                               Through June 30, 2000. Notwithstanding
-----                               Section 11(a), 3 month advance notice
                                    required to terminate or extend the period except Arch shall have the right to terminate this service upon 30 days prior notice in the event an individual performing a key role in providing services hereunder terminates his/her employment with Olin.

MONTHLY FEE:                        Actual costs incurred on a time and material
------------                        basis. The base cost for work related to the
                                    CMP project during calendar year 2000 shall be $25,000 per month. Expenditure beyond this base level should be authorized by the appropriate Arch manager.

ADDITIONAL CHARGES
FOR ADDITIONAL SERVICES:            To be negotiated on an as-needed basis.
------------------------

                     HR/BENEFITS
                       D.J. ENNICO/L.S. MERCEDE

                                    EXHIBIT B
                              OLIN SERVICES TO ARCH
                              ---------------------

NAME OF SERVICE:                           Executive Compensation Administration
----------------

OLIN DEPARTMENT PROVIDING SERVICE:         Compensation
----------------------------------

LOCATION OF PROVIDER:                      Norwalk
---------------------

ARCH DEPARTMENT RECEIVING SERVICE:         Corporate Compensation & Benefits
----------------------------------

LOCATION OF RECEIVER:                      Norwalk
---------------------

DESCRIPTION:                               Administer Arch Stock Option Plan
------------                               including participant transactions
                                           ad plan recordkeeping, Director's
                                           Plan and establish recordkeeping
                                           system for Employee Deferral Plan and
                                           Restricted Stock Units.

TERM:                                      Through 12/31/00
-----

MONTHLY FEE:                               $250.00
------------

CHARGES FOR STOCK OPTION TRANSACTIONS:     $20.00 per transaction
--------------------------------------

CHARGES FOR ADDITIONAL SERVICES:           To be negotiated on an as-needed
--------------------------------           basis.

Focus Team:  IR/PR

                                    EXHIBIT B
                              OLIN SERVICES TO ARCH
                              ----------------------


NAME OF SERVICE:                 Public Affairs and Investor Relations
---------------

OLIN Department
PROVIDING SERVICE:               Olin Public Affairs (Dale Walter)
-----------------

LOCATION OF PROVIDER:            Norwalk
---------------------

ARCH Department
RECEIVING SERVICE:               Arch Public Affairs
------------------

LOCATION OF RECEIVER:            Norwalk
---------------------

DESCRIPTION:                     Assistance in message development and
-----------                      speech writing.

TERM:                            Through 12/31/00.
----

MONTHLY FEE:                     $50.00/hour
------------

ADDITIONAL CHARGES:              None
-------------------